VANGUARD HORIZON FUND--CAPITAL OPPORTUNITY PORTFOLIO
                              PROSPECTUS SUPPLEMENT

                                DECEMBER 24, 1997

Effective February 2, 1998, Husic Capital Management will be replaced by PRIMECAP Management Company (PMC) as the Portfolio's investment adviser. The Portfolio's investment objective, policies and limitations will remain the same following this advisory change. However, the Portfolio may realize modest capital gains as PMC replaces stocks that Husic had purchased. PMC's address is 225 South Lake Avenue, Pasadena, CA 91101.
     The Portfolio will pay PMC an advisory fee at the end of each fiscal quarter. This fee will be calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average month-end net assets for the quarter:

                  NET ASSETS                                RATE
                  -----------------------------------------------
                  First $50 million                        0.500%
                  Next $200 million                        0.450
                  Next $250 million                        0.375
                  Next $1.75 billion                       0.250
                  Next $2.75 billion                       0.200
                  Next $5 billion                          0.175
                  Over $10 billion                         0.150

     In light of the advisory change, the Portfolio will waive its 1% fee on share redemptions from December 16, 1997, through March 31, 1998.

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